UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2013
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BIOSTAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

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Maryland	001-34708	20-8747899
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

No. 588 Shiji Avenue
Xiangyang City, Shaanxi Province
People’s Republic of China 712046
(Address of Principal Executive Office) (Zip Code)

86-029-33686638
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                            Changes in Registrant’s Certifying Accountant

Resignation of Mazars CPA Limited

On January 8, 2013, Biostar Pharmaceuticals, Inc. (the “Company”) received a notice from Mazars CPA Limited, the Company’s independent registered public accounting firm (“Mazars”), stating that Mazars tendered its resignation effective January 8, 2013. The Mazars’ decision to resign as the Company’s independent auditors followed the Company’s inability to negotiate lower fees for Mazars’ services and the Company’s decision to engage another independent auditing firm. The foregoing determination by the Company was made upon approval and recommendation of the Audit Committee of the Board.

Mazars reported on the Company’s financial statements for the years ended December 31, 2011 and 2010, respectively. The Mazars reports on the Company’s financial statements for such fiscal periods as of December 31, 2011 and 2010, respectively, and for the fiscal years ended December 31, 2011 and 2010, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2012 and the interim period through the effective date of Mazars’ dismissal, (i) there were no disagreements with Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Mazars’ satisfaction, would have caused Mazars to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such year, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Mazars with a copy of the foregoing disclosures to Mazars and requested that Mazars furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Clement C.W. Chan & Co.

On January 8, 2013, the Company engaged the services of Clement C.W. Chan & Co. (“Clement”) as the Company’s new independent registered public accounting firm to audit the Company’s balance sheet as of December 31, 2012, and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for the year then ended. Clement will also perform a review of the Company’s unaudited quarterly financial information as of and for the quarters ending March 31, 2013, June 30, 2013 and September 30, 2013. The Clement engagement was reviewed, approved and recommended by the Audit Committee of the Board.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged Clement as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult Clement with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01                            Financial Statements and Exhibits

(c)              Exhibits.

16.1              Mazars CPA Limited Letter dated January 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Biostar Pharmaceuticals, Inc.

By:	/s/ Qinghua Liu
Qinghua Liu, Interim Chief Financial Officer

Date:           January 11, 2013